EXHIBIT 10.2
                                  ------------

                           PLANET EARTH RECYCLING INC.
                             2001 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT
                            (INCENTIVE STOCK OPTION)

EMPLOYEE/OPTIONEE:                      ___________________________

NUMBER  OF  SHARES:                     ___________________________ Shares

OPTION  EXERCISE  PRICE:               $ __________________________ per  Share

DATE  OF  GRANT:                                                 ,  20
                                        --------------------------------

EXERCISE  TERM:     A  Period  of ____________ Years  from  the  Date  of  Grant

VESTING  SCHEDULE:     Percentage
                       of  Shares      Date  (from  Grant  Date)
                       -----------     ----
                       ______*         __________
                       ______*         __________
                       ______*         __________
                       ______*         __________

  *rounded  to  the  next  whole  number  of  Shares


          THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the _________ day of ________ , 2001 by and between PLANET EARTH RECYCLING INC., a Nevada corporation (the "COMPANY"), and the individual designated above (the "OPTIONEE").

                                    RECITALS
                                    --------

     A. The 2001 Stock Option Plan (the "PLAN") was adopted by the Company on _______________________, 2001, and by the shareholders on _____________
_________________,  2001;  and

     B. The Optionee performs valuable services for the Company, a Subsidiary or a Parent; and

     C. As of the date hereof, the Board of Directors of the Company granted the Option as provided herein;


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement
                                     Page 1
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     NOW,  THEREFORE,  the  parties  agree  to  the terms and conditions herein, including  the  recitals.

1.   GRANT  OF  OPTION.
     -----------------

     1.1     Option.  An  option  to  purchase  shares  of  the Company's Common
             -------
Stock, $0.001 par value per share, (the "SHARES") is hereby granted to the Optionee (the "OPTION").

     1.2     Number  of  Shares.  The  number  of  Shares  that the Optionee can
             ------------------
purchase upon exercise of the Option and the dates upon which the Option can first be exercised are set forth above.

     1.3     Option Exercise Price.  The price the Optionee must pay to exercise
             ---------------------
the  Option  (the  "OPTION  EXERCISE  PRICE")  is  set  forth  above.

     1.4     Date  of  Grant.  The  date  the  Option  is  granted (the "DATE OF
             ---------------
GRANT")  is  set  forth  above.

     1.5     Type  of Option.  The Option is intended to qualify as an Incentive
             ---------------
Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto, and shall be so construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to be an Incentive Stock Option within the meaning of Section 422 of the Code. To the extent this Option does not qualify and is not treated as an Incentive Stock Option, it will be treated as a Nonqualified Stock Option.

     1.6     Construction.  This  Agreement shall be construed in accordance and
             ------------
consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

     1.7     Condition.  The  Option  is conditioned on the Optionee's execution
             ---------
of this Agreement. If this Agreement is not executed by the Optionee it may be canceled by the Board.

2.   DURATION.
     --------

     The Option shall be exercisable to the extent and in the manner provided herein during the EXERCISE TERM, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.7 and Section 5 hereof.

3.   VESTING.
     -------

     The Option shall vest, and may be exercised, with respect to the Shares, on or after the dates set forth above, subject to earlier termination of the Option as provided in Section 1.7 and Section 5 hereof or in the Plan. The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein.


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement
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4.   MANNER  OF  EXERCISE  AND  PAYMENT.
     ----------------------------------

     4.1 To exercise the Option, the Optionee must deliver a completed copy of the OPTION EXERCISE FORM, attached hereto, to the address indicated on such Form or such other address designated by the Company from time to time. The Option may be exercised in whole or in part with respect to the vested Shares; provided, however, the Committee may establish a minimum number of Shares (e.g., 100) for which an Option may be exercised at a particular time. Within thirty
(30) days of delivery of the Option Exercise Form, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges. Contemporaneously with the delivery of the Option Exercise Form, Optionee shall tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Committee pursuant to the Plan.

     4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.   TERMINATION  OF  EMPLOYMENT  OR  CONSULTING  SERVICES.
     ------------------------------------------------------

     5.1     Termination  of  Status as Employee or Consultant Due to Death.  In
             --------------------------------------------------------------
the event of the death of the Optionee, who at the time of his or her death was an Employee or Consultant and who had been in Continuous Status as an Employee or Consultant since the date of the grant of the option, the Option shall terminate on the earlier of (i) six (6) months after the date of the Optionee's death, or (ii) the expiration date otherwise provided in this Agreement. Under these circumstances, the portion of the Option that has vested will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

     5.2     Termination  of Status as Employee or Consultant Due to Disability.
             ------------------------------------------------------------------
If Optionee's employment or consulting status is terminated at any time during the Exercise Term by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee or Consultant at all times between the date of grant of the Option and termination of his or her status as an Employee or Consultant, the Option terminates on the earlier of (i) one (1) year after the date of termination of his or her status as an Employee, or (ii) the expiration date otherwise provided in this Agreement. Under these circumstances, the portion of the Option that has vested will be exercisable by the Optionee at any time prior to such termination.


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement
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     5.3     Termination  of  Employee  or  Consultant  for  Other  Reasons.  If
             --------------------------------------------------------------
Optionee's status as an Employee or Consultant is terminated by the Optionee at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 5.1 and 5.2, and not by the Company, as provided below, the Option terminates on the earlier of (i) thirty (30) days following termination of Optionee's status as an Employee or Consultant, or (ii) the expiration date otherwise provided in this Agreement. If Optionee's status as an Employee or Consultant is terminated at any time by the Company after the grant of an Option by the Company for any reason, then the Option terminates on the date of termination of Optionee's status as an Employee or Consultant.

     5.4     Employment by Subsidiary.  For purposes of this Section and Section
             ------------------------
8, employment with the Company includes employment with any Parent or Subsidiary of the Company and service as a Director or Consultant of the Company or any Parent or Subsidiary shall be considered service for the Company. A change of employment between the Company and any Parent or Subsidiary (or between Subsidiaries or between a Subsidiary and a Parent) is not a termination of employment or services under this Agreement.

6.   NONTRANSFERABILITY.
     ------------------

     The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

7.   RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.
     --------------------------------------------------------------

     The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option.


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement
                                     Page 4
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     The  Optionee  also  acknowledges  and  agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.

8.   NO  RIGHT  TO  CONTINUED  EMPLOYMENT  OR  STATUS  AS  A  CONSULTANT.
     -------------------------------------------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment or status as a Consultant by the Company or any Parent or Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's employment or status as a Consultant at any time.

9.   ADJUSTMENTS  UPON  CERTAIN  EVENTS.
     ----------------------------------

     In the event of a change in capitalization, such as a stock split, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 6(j) of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

     Subject to Section 6(i) of the Plan, upon a merger, consolidation, separation, reorganization or other business combination involving the Company, the Option shall be adjusted as provided in Section 6(j) of the Plan and/or the Option shall be assumed or replaced with a substitute equivalent option.

10.  WITHHOLDINGS  OF  TAXES.
     -----------------------

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee is entitled to receive
Shares upon exercise of the Option, the Optionee shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement
                                     Page 5
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11.  MODIFICATION  OF  AGREEMENT.
     ---------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.  SEVERABILITY.
     ------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such Holdings and shall continue in full force in accordance with their terms.

13.  GOVERNING  LAW.
     --------------

     The  validity,   interpretation,   construction  and  performance  of  this
Agreement shall be governed by the laws of the State of Nevada without giving effect to the conflicts of laws principles thereof.


14.  SUCCESSORS  IN  INTEREST.
     ------------------------

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

15.  RESOLUTION  OF  DISPUTES.
     ------------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                    PLANET  EARTH  RECYCLING  INC.

                    By:_____________________________________

                    Name:___________________________________

                    Title:__________________________________


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement

     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions and agrees to be bound by the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company, and of the Committee responsible for administration of the Plan, upon any questions arising under the Plan. Optionee authorizes the Company to withhold, in accordance with applicable law, from any compensation payable to him or her, any taxes required to be withheld by federal, state or local law as a result of the grant, existence or exercise of the Option or subsequent sale of the Shares.

                    OPTIONEE

                    Signature:______________________________

                    Name:___________________________________


                             2001 STOCK OPTION PLAN
                        Incentive Stock Option Agreement

                           PLANET EARTH RECYCLING INC.
                             2001 Stock Option Plan

                              OPTION EXERCISE FORM
                              --------------------


     1. EXERCISE OF OPTION. Effective as of today, _____________, 20____, the undersigned ("Optionee") elects to exercise Optionee's option to purchase _______________ shares of the Common Stock (the "Shares") of Planet Earth Recycling Inc. (the "Company") under and pursuant to the 2001 Stock Option Plan (the "Plan") and the stock option agreement dated __________________ , 20___(the "Option Agreement"). The purchase price for the Shares shall be $ ________ , as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Optionee has delivered to the Company the full exercise price of the Shares.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

SUBMITTED  BY:                         ACCEPTED  BY:

OPTIONEE                              PLANET  EARTH  RECYCLING  INC.

_________________________________     __________________________________
Signature
                                      By: ______________________________

_________________________________      Its: ____________________________
Print  Name

_________________________________
Address

_________________________________
City,  State,  Postal  Code


Send or deliver this Form with
an original signature to:               Planet Earth Recycling  Inc.
                                        435  Martin  Street
                                        Blaine, Washington 98230
                                        Attn:  President


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